Intangible assets	12 Months Ended
Dec. 31, 2013
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Intangible Assets Disclosure [Text Block]
10.	Intangible assets:

		Accumulated	Net book
December 31, 2013	Cost	amortization	value

Patents and trademarks	$20,974	$2,900	$18,074
Technology	7,468	2,796	4,672
Customer contracts	18,447	3,886	14,561
Other intangibles	1,262	225	1,037

Total	$48,151	$9,807	$38,344

		Accumulated	Net book
December 31, 2012	Cost	amortization	value

Patents and trademarks	$20,192	$1,758	$18,434
Technology	6,961	1,901	5,060
Customer contracts	14,404	2,709	11,695
Other intangibles	44	18	26

Total	$41,601	$6,386	$35,215

During the year ended December 31, 2013, amortization of $4,042 (December 31, 2012 - $3,264; nine months ended December 31, 2011 - $1,806) was recognized in the statement of operations.

During the year ended December 31, 2013, there was a significant decline in revenue from the lower than expected adoption rate of natural gas vehicles in our customer contracts.  An impairment analysis of the intangibles balance indicated that the carrying value exceeded the fair value of customer contracts.  Accordingly, an intangible impairment charge of $1,721 related to customer contracts in AFV was recognized in the On-Road Systems segment.  The fair value of customer contracts was determined using the present value of expected cash flows discounted at a rate equivalent to a market participant’s weighted-average cost of capital.

The expected amortization of intangible assets for fiscal 2014 to 2018 is $3,773  per year.